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                                  EXHIBIT 10.42

                                                               EXECUTION VERSION

                                    GUARANTY

                         (SCHLOTZSKY'S FRANCHISOR, LLC)

                  This GUARANTY (this "Guaranty"), dated as of December 29, 2003, is executed and delivered by SCHLOTZSKY'S FRANCHISOR, LLC, a Delaware limited liability company ("Guarantor"), in favor of NS ASSOCIATES I, LTD., a Texas limited partnership ("Lender"), in light of the following:

                                    RECITALS

                  A. DFW Restaurant Transfer Corp., a Texas corporation ("Borrower"), and the Lender entered into an Amended and Restated Option Agreement, dated as of February 7, 2001, amended by an Amendment to Amended and Restated Option Agreement, effective June 1, 2002 (as so amended, the "Option Agreement"), pursuant to which the Lender granted DFW an option to acquire the Lender's rights under that certain Amended and Restated Area Developer Agreement, dated August 31, 1996, amended from time to time (as so amended, the "Lender ADA"), between Schlotzsky's, Inc., a Texas corporation ("SI") and the Lender.

                  B. DFW exercised its option under the Option Agreement and in connection therewith, among other things, (i) DFW, the Lender and SI entered into a Security Agreement, dated as of August 30, 2002 (as amended or otherwise modified from time to time, the "Security Agreement"), (ii) DFW issued a promissory note, dated August 30, 2002, for the benefit of the Lender in the original principal amount of $23,268,000.00 (as amended or otherwise modified from time to time, including as described in Recital E below, the "Note"), (iii) SI guaranteed the payment of the Note pursuant to a Guarantee of Payment dated as of August 30, 2002 (as amended or otherwise modified from time to time, the "SI Guaranty").

                  C. The Lender required, as a condition to the acceptance of the Note that DFW's obligations thereunder be secured by a pledge of (i) the rights to be acquired by DFW under the Lender ADA, including without limitation, DFW's right to receive the royalties paid to the Developer under all Unit Franchise Agreements for Restaurants situated in the Development Area, as such terms are defined in the Lender ADA; and (ii) all rights under certain Assignments from SI to Lender (including Assignments dated August 27, 1999, September 13, 2000, February 7, 2001, May 15, 2001, August 10, 2001, January 25,
2002 and April 30, 2002), pursuant to which SI assigned to the Lender its right to receive a portion of the royalties payable pursuant to the Franchise Agreements for the restaurants described in each of the respective Assignments or listed in an exhibit thereto.

                  D. Pursuant to a Contribution Agreement, dated as of June 7, 2003 (the "Contribution Agreement"), between SI and Guarantor, a wholly owned subsidiary of SI, effective as of that date SI irrevocably contributed, transferred and conveyed to Guarantor, absolutely and not as collateral security, all of SI's right, title and interest in, to and under the Conveyed Assets (as defined in the Contribution Agreement) (such contribution, the "Contribution to Guarantor");

                  E. Concurrently herewith, Lender, Borrower, Guarantor and SI are entering into a Restructuring Agreement (the "Restructuring Agreement"), pursuant to which, among

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other things, Lender is agreeing to modify the terms of payment of the amount currently outstanding under the Note and Borrower is issuing an amended and restated version of the Note.

                  F. Lender did not approve the Contribution to Guarantor, and has further reserved its rights and claims relating thereto. In order to induce Lender to (a) consent to such Contribution to Guarantor, and (b) enter into the Restructuring Agreement or provide other financial accommodations heretofore or hereafter extended by Lender to Borrower, Guarantor has agreed to guaranty the Guarantied Obligations.

                  H. Guarantor is a Subsidiary of SI and an Affiliate of Borrower, and will benefit by virtue of the financial accommodations from Lender to Borrower.

                  I. The obligations of Guarantor hereunder are secured by security interests granted to the Lender by the Guarantor pursuant to that certain Security Agreement of even date herewith (the "Security Agreement"), that certain Trademark Security Agreement of even date herewith between the Guarantor and the Lender (the "Trademark Security Agreement"), and that certain Pledge Agreement of even date herewith between the Guarantor and the Lender (the "Pledge Agreement").

                  NOW, THEREFORE, in consideration of the foregoing, Guarantor hereby agrees in favor Lender, as follows:

         1.       Definitions and Construction.

                  (a) Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Restructuring Agreement. The following terms, as used in this Guaranty, shall have the following meanings:

                           "Bankruptcy Code" means title 11 of the United States Code, as in effect from time to time.

                           "Borrower" has the meaning set forth in the recitals to this Guaranty.

                           "Guarantied Obligations" means, with respect to
         Guarantor: the due and punctual payment of all present or future principal of, and interest (including, any and all interest which, but for the application of the provisions of the Bankruptcy Code, would have accrued on such amounts irrespective of whether a claim therefor is allowed) on, any and all premium on, and any and all fees, costs, indemnities and expenses incurred in connection with or on, the Indebtedness owed by Borrower to Lender pursuant to the terms of the Note and the other Note Documents.

                           "Guarantor" has the meaning set forth in the preamble to this Guaranty.

                           "Guaranty" has the meaning set forth in the preamble to this Guaranty.

                           "Indebtedness" means any and all obligations
         (including the Obligations), indebtedness, or liabilities of any kind or character owed by Borrower and arising directly or indirectly out of or in connection with the Note or the other Note Documents, including all such obligations, indebtedness, or liabilities, whether for principal, interest

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                  (including any and all interest which, but for the application of the provisions of the Bankruptcy Code, would have accrued on such amounts irrespective of whether a claim therefor is allowed), premium, reimbursement obligations, fees, costs, expenses (including reasonable attorneys fees), or indemnity obligations, whether heretofore, now, or hereafter made, incurred, or created, whether voluntarily or involuntarily made, incurred, or created, whether secured or unsecured (and if secured, regardless of the nature or extent of the security), whether absolute or contingent, liquidated or unliquidated, or determined or indeterminate, whether Borrower is liable individually or jointly with others.

                           "Lender" has the meaning set forth in the preamble to
                  this Guaranty.

                           "Note" has the meaning set forth in the recitals to
                  this Guaranty.

                           "Note Documents" means the Note, the Restructuring
                  Agreement, the Security Agreement and any other agreement now existing or hereafter entered into by Borrower or any other SI Party (as defined in the Restructuring Agreement) and the Lender in connection with the Note.

                           "Person" means natural persons, corporations, limited
                  liability companies, limited partnerships, general partnerships, limited liability partnerships, joint ventures, trusts, land trusts, business trusts, or other organizations, irrespective of whether they are legal entities, and governments and agencies and political subdivisions thereof.

                           "Restructuring Agreement" has the meaning set forth
                  in the recitals to this Guaranty.

                           "Solvent" means, with respect to any Person on a
                  particular date, that, at fair valuations, the sum of such Person's assets is greater than all of such Person's debts.

                           "Voidable Transfer" has the meaning set forth in
                  Section 9 of this Guaranty.

                       (b) Construction. Unless the context of this Guaranty
                           clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms "include" and "including" are not limiting, and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereby," "hereunder," and other similar terms in this Guaranty refer to this Guaranty as a whole and not to any particular provision of this Guaranty. Section, subsection, clause, schedule and exhibit references herein are to this Guaranty unless otherwise specified. All of the exhibits or schedules attached to this Guaranty shall be deemed incorporated herein by reference. Any reference in this Guaranty to any of the following documents includes any and all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements thereto or thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth therein): the Note; the Restructuring Agreement; this Guaranty; and the other Note Documents. Neither this Guaranty nor any

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                           uncertainty or ambiguity herein shall be construed or
                           resolved against Lender or Guarantor, whether under any rule of construction or otherwise. On the contrary, this Guaranty has been reviewed by Guarantor, Lender, and their respective counsel, and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of Lender and Guarantor. Any reference herein to the payment in full of the Guarantied Obligations shall mean the payment in full in cash of all Guarantied
                           Obligations. Any reference herein to any Person shall be construed to include such Person's successors and assigns. Any requirement of a writing contained herein shall be satisfied by the transmission of a Record and any Record transmitted shall constitute a representation and warranty as to the accuracy and completeness of the information contained therein.
                           The captions and headings are for convenience of reference only and shall not affect the construction of this Guaranty.

         2. Guarantied Obligations. Guarantor, jointly and severally with each other guarantor with respect to the Obligations (including SI), hereby irrevocably and unconditionally guaranties to Lender, as and for its own debt, until payment in full thereof has been made, (a) the payment of the Guarantied Obligations, in each case when and as the same shall become due and payable, whether at maturity, pursuant to a mandatory prepayment requirement, by acceleration, or otherwise; it being the intent of Guarantor that the guaranty set forth herein shall be a guaranty of payment and not a guaranty of collection; and (b) the punctual and faithful performance, keeping, observance, and fulfillment by Borrower of all of the agreements, conditions, covenants, and obligations of Borrower contained in the Note and under each of the other Note Documents.

         3. Continuing Guaranty. This Guaranty includes Guarantied Obligations arising under successive transactions continuing, compromising, extending, increasing, modifying, releasing, or renewing the Guarantied Obligations, changing the interest rate, payment terms, or other terms and conditions thereof, or creating new or additional Guarantied Obligations after prior Guarantied Obligations have been satisfied in whole or in part. To the maximum extent permitted by law, Guarantor hereby waives any right to revoke this Guaranty as to future Indebtedness. If such a revocation is effective notwithstanding the foregoing waiver, Guarantor acknowledges and agrees that (a) no such revocation shall be effective until written notice thereof has been received by Lender, (b) no such revocation shall apply to any Guarantied Obligations in existence on such date (including any subsequent continuation, extension, or renewal thereof, or change in the interest rate, payment terms, or other terms and conditions thereof), (c) no such revocation shall apply to any Guarantied Obligations made or created after such date to the extent made or created pursuant to a legally binding commitment of Lender in existence on the date of such revocation, (d) no payment by Guarantor, Borrower, or from any other source, prior to the date of such revocation shall reduce the maximum obligation of Guarantor hereunder, and (e) any payment by Borrower or from any source other than Guarantor subsequent to the date of such revocation shall first be applied to that portion of the Guarantied Obligations as to which the revocation is effective and which are not, therefore, guarantied hereunder, and to the extent so applied shall not reduce the maximum obligation of Guarantor hereunder.

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         4.       Performance Under this Guaranty. In the event that Borrower fails to make any payment of any Guarantied Obligations, on or before the due date thereof, or if Borrower shall fail to perform, keep, observe, or fulfill any other obligation under the Note or any other Note Document in the manner provided therein, as applicable, Guarantor immediately shall cause such payment to be made or each of such obligations to be performed, kept, observed, or fulfilled.

         5. Primary Obligations. This Guaranty is a primary and original obligation of Guarantor, is not merely the creation of a surety relationship, and is an absolute, unconditional, and continuing guaranty of payment and performance which shall remain in full force and effect without respect to future changes in conditions. Guarantor hereby agrees that it is directly, jointly and severally with any other guarantor of the Guarantied Obligations, liable to Lender, that the obligations of Guarantor hereunder are independent of the obligations of Borrower or any other guarantor, and that a separate action may be brought against Guarantor, whether such action is brought against Borrower or any other guarantor or whether Borrower or any other guarantor is joined in such action. Guarantor hereby agrees that its liability hereunder shall be immediate and shall not be contingent upon the exercise or enforcement by Lender of whatever remedies they may have against Borrower or any other guarantor, or the enforcement of any lien or realization upon any security Lender may at any time possess. Guarantor hereby agrees that any release which may be given by Lender to Borrower or any other guarantor shall not release Guarantor. Guarantor consents and agrees that Lender shall be under no obligation to marshal any property or assets of Borrower or any other guarantor in favor of Guarantor, or against or in payment of any or all of the Guarantied Obligations.

         6.       Waivers.

                  (a) To the fullest extent permitted by applicable law, Guarantor hereby waives: (i) notice of acceptance hereof; (ii) notice of any loans or other financial accommodations made or extended under the Note, or the creation or existence of any Guarantied Obligations; (iii) notice of the amount of the Guarantied Obligations, subject, however, to Guarantor's right to make inquiry of Lender to ascertain the amount of the Guarantied Obligations at any reasonable time; (iv) notice of any adverse change in the financial condition of Borrower or of any other fact that might increase Guarantor's risk hereunder; (v) notice of presentment for payment, demand, protest, and notice thereof as to any instrument among the Note Documents; (vi) notice of any Event of Default under the Note or any other Note Document; and (vii) all other notices (except if such notice is specifically required to be given to Guarantor under this Guaranty or any other Note Documents to which Guarantor is a party) and demands to which Guarantor might otherwise be entitled.

                  (b) To the fullest extent permitted by applicable law, Guarantor hereby waives the right by statute or otherwise to require Lender, to institute suit against Borrower or to exhaust any rights and remedies which Lender has or may have against Borrower. In this regard, Guarantor agrees that it is bound to the payment of each and all Guarantied Obligations, whether now existing or hereafter arising, as fully as if the Guarantied Obligations were directly owing

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                           to Lender, or its Affiliates, as applicable, by
                           Guarantor. Guarantor further waives any defense arising by reason of any disability or other defense (other than the defense that the Guarantied Obligations shall have been performed and paid in full) of Borrower or by reason of the cessation from any cause whatsoever of the liability of Borrower in respect thereof.

                  (c) To the fullest extent permitted by applicable law, Guarantor hereby waives: (i) any rights to assert against Lender, any defense (legal or equitable), set-off, counterclaim, or claim which Guarantor may now or at any time hereafter have against Borrower or any other party liable to Lender; (ii) any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of the Guarantied Obligations or any security therefor; (iii) any defense arising by reason of any claim or defense based upon an election of remedies by Lender; (iv) the benefit of any statute of limitations affecting Guarantor's liability hereunder or the enforcement thereof, and any act which shall defer or delay the operation of any statute of limitations applicable to the Guarantied Obligations shall similarly operate to defer or delay the operation of such statute of limitations applicable to Guarantor's liability hereunder.

                  (d) Until such time as all of the Guarantied Obligations have been paid in full: (i) Guarantor hereby waives and postpones any right of subrogation Guarantor has or may have as against Borrower with respect to the Guarantied Obligations; (ii) in addition, Guarantor hereby waives and postpones any right to proceed against Borrower or any other Person, now or hereafter, for contribution, indemnity, reimbursement, or any other suretyship rights and claims (irrespective of whether direct or indirect, liquidated or contingent), with respect to the Guarantied Obligations; and (iii) in addition, Guarantor also hereby waives and postpones any right to proceed or to seek recourse against or with respect to any property or asset of Borrower.

                  (e) WITHOUT LIMITING THE GENERALITY OF ANY OTHER WAIVER OR OTHER PROVISION SET FORTH IN THIS GUARANTY, GUARANTOR WAIVES ALL RIGHTS AND DEFENSES ARISING OUT OF AN ELECTION OF REMEDIES BY LENDER, EVEN THOUGH THAT ELECTION OF REMEDIES, SUCH AS A NONJUDICIAL FORECLOSURE WITH RESPECT TO SECURITY FOR A GUARANTIED OBLIGATION, HAS DESTROYED GUARANTOR'S RIGHTS OF SUBROGATION AND REIMBURSEMENT AGAINST BORROWER.

                  (f) Without affecting the generality of this Section, Guarantor hereby also agrees to the following waivers:

                                    (1)      Guarantor agrees that the Lender's
                  right to enforce this Guaranty is absolute and is not contingent upon the genuineness, validity or enforceability of any of the Note Documents. Guarantor agrees that Lender's rights under this Guaranty shall be enforceable even if Borrower had no liability at the time of execution of the Note Documents or later ceases to be liable.

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                                    (2)      Guarantor agrees that Lender's
                  rights under the Note Documents will remain enforceable even if the amount secured by the Note Documents is larger in amount and more burdensome than that for which Borrower is responsible. The enforceability of this Guaranty against Guarantor shall continue until all sums due under the Note Documents have been paid in full and shall not be limited or affected in any way by any impairment or any diminution or loss of value of any security or collateral for Borrower's obligations under the Note Documents, from whatever cause, the failure of any security interest in any such security or collateral or any disability or other defense of Borrower, any other guarantor of Borrower's obligations under the Note Documents, any pledgor of collateral for any person's obligations to Lender or any other person in connection with the Note Documents.

                                    (3)      Guarantor waives all benefits and
                  defenses it may have under any applicable law which would otherwise require Lender to (A) proceed against Borrower, any guarantor of Borrower's obligations under the Note Documents, any other pledgor of collateral for any person's obligations to Lender or any other person in connection with the Guarantied Obligations, (B) proceed against or exhaust any other security or collateral Lender may hold, or (C) pursue any other right or remedy for Guarantor's benefit, and agrees that Lender may exercise its right under this Guaranty without taking any action against Borrower, any other guarantor of Borrower's obligations under the Note Documents, any pledgor of collateral for any person's obligations to Lender or any other person in connection with the Guarantied Obligations, and without proceeding against or exhausting any security or collateral Lender holds.

         7. Releases. Guarantor consents and agrees that, without notice to or by Guarantor and without affecting or impairing the obligations of Guarantor hereunder, Lender may, by action or inaction, compromise or settle, extend the period of duration or the time for the payment, or discharge the performance of, or may refuse to, or otherwise not enforce, or may, by action or inaction, release all or any one or more parties to, any one or more of the terms and provisions of the Note or any of the other Note Documents or may grant other indulgences to Borrower in respect thereof, or may amend or modify in any manner and at any time (or from time to time) any one or more of the Note or any of the other Note Documents, or may, by action or inaction, release or substitute any other guarantor, if any, of the Guarantied Obligations, or may enforce, exchange, release, or waive, by action or inaction, any security for the Guarantied Obligations or any other guaranty of the Guarantied Obligations, or any portion thereof.

         8. No Election. Lender shall have the right to seek recourse against Guarantor to the fullest extent provided for herein and no election by Lender to proceed in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of Lender's right to proceed in any other form of action or proceeding or against other parties unless Lender has expressly waived such right in writing. Specifically, but without limiting the generality of the foregoing, no action or proceeding by Lender under any document or instrument evidencing the Guarantied Obligations shall serve to diminish the liability of Guarantor under this Guaranty

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

                  except to the extent that Lender finally and unconditionally shall have realized payment in full of the Guarantied Obligations by such action or proceeding.

         9. Revival and Reinstatement. Guarantor hereby represents and warrants to Lender that, both before and after giving effect to this Guaranty and to the execution and delivery by Guarantor of each Note Document to which it is a party, (a) each of Guarantor and each of its subsidiaries is Solvent, and
                  (b) no transfer of property is being made by Guarantor or its subsidiaries and no obligation is being incurred by Guarantor or its subsidiaries in connection with the transactions contemplated by this Guaranty or the other Note Documents with the intent to hinder, delay, or defraud either present or future creditors of Guarantor or its subsidiaries. If the incurrence or payment of the Guarantied Obligations or the obligations of Guarantor under this Guaranty by Guarantor or the transfer by Guarantor to Lender of any property of Guarantor should for any reason subsequently be declared to be void or voidable under any state or federal law relating to creditors' rights, including provisions of the Bankruptcy Code relating to fraudulent conveyances, preferences, and other voidable or recoverable payments of money or transfers of property (collectively, a "Voidable Transfer"), and if Lender is required to repay or restore, in whole or in part, any such Voidable Transfer, or elects to do so upon the reasonable advice of its counsel, then, as to any such Voidable Transfer, or the amount thereof that Lender is required or elects to repay or restore, and as to all reasonable costs, expenses, and attorneys' fees of Lender related thereto, the liability of Guarantor automatically shall be revived, reinstated, and restored and shall exist as though such Voidable Transfer had never been made.

         10. Excess Funding. The Guarantor hereby agrees that if any other guarantor of Borrower shall become an Excess Funding Guarantor (as defined below) by reason of the payment by such other guarantor of any Guarantied Obligations, the Guarantor shall, on demand of such Excess Funding Guarantor (but subject to the next sentence), pay to such Excess Funding Guarantor an amount equal to the Guarantor's Pro Rata Share (as defined below and determined, for this purpose, without reference to the properties, debts and liabilities of such Excess Funding Guarantor) of the Excess Payment (as defined below) in respect of such Guarantied Obligations. The payment obligation of the Guarantor to any Excess Funding Guarantor under this Section 10 shall be subordinate and subject in right of payment to the prior payment in full of the obligations of the Guarantor under the other provisions of this Guaranty, and such Excess Funding Guarantor shall not have the right hereunder to exercise any right or remedy with respect to such excess until payment and satisfaction in full of all such obligations. To the extent that Guarantor should have any similar rights against any other guarantor, such rights to receive payment from such other guarantor shall be subordinate and subject in right of payment to the prior payment in full of the obligations of such other guarantor under the other provisions of its respective guaranty in favor of Lender, and Guarantor shall not exercise any right or remedy with respect to such rights to payment until payment and satisfaction in full of all such obligations. For purposes of this Section 10, (i) "Excess Funding Guarantor" shall mean, in respect of any Guarantied Obligations, a guarantor of Borrower that has paid an amount in excess of its Pro Rata Share of such

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

                  Guarantied Obligations, (ii) "Excess Payment" shall mean, in respect of any Guarantied Obligations, the amount paid by an Excess Funding Guarantor in excess of its Pro Rata Share of such Guarantied Obligations and (iii) "Pro Rata Share" shall mean, for any guarantor of Borrower, the ratio (expressed as a percentage) of (x) the amount by which the aggregate present fair saleable value of all properties of such guarantor (excluding any shares of stock of any other guarantor) exceeds the amount of all the debts and liabilities of such guarantor (including contingent, subordinated, unmatured and unliquidated liabilities, but excluding the obligations of such guarantor hereunder and any obligations of any other guarantor that have been guaranteed by such guarantor) to (y) the amount by which the aggregate fair saleable value of all properties of the Borrower and all of the properties of Borrower's guarantors exceeds the amount of all the debts and liabilities (including contingent, subordinated, unmatured and unliquidated liabilities, but excluding the obligations of the Borrower and the Guarantor hereunder) of the Borrower and all of the Borrower's guarantors.

         11. Financial Condition of Borrower. Guarantor represents and warrants to Lender and that it is currently informed of the financial condition of Borrower and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Guarantied Obligations. Guarantor further represents and warrants to Lender that it has read and understands the terms and conditions of the Note and the other Note Documents. Guarantor hereby covenants that it will continue to keep itself informed of Borrower's financial condition, the financial condition of other guarantors, if any, and of all other circumstances which bear upon the risk of nonpayment or nonperformance of the Guarantied Obligations.

         12. Payments; Application. All payments to be made hereunder by Guarantor shall be made in lawful money of the United States of America at the time of payment, shall be made in immediately available funds, and shall be made without deduction (whether for taxes or otherwise) or offset. All payments made by Guarantor hereunder shall be applied as follows: first, to all reasonable costs and expenses (including reasonable attorneys fees) incurred by Lender in enforcing this Guaranty or in collecting the Guarantied Obligations; second, to all accrued and unpaid interest, premium, if any, and fees owing to Lender constituting Guarantied Obligations; and third, to the balance of the Guarantied Obligations.

         13. Attorneys Fees and Costs. Guarantor agrees to pay, on demand, all reasonable attorneys fees and all other reasonable costs and expenses which may be incurred by Lender in the enforcement of this Guaranty or in any way arising out of, or consequential to, the protection, assertion, or enforcement of the Guarantied Obligations (or any security therefor), irrespective of whether suit is brought.

         14. Notices. All notices and other communications hereunder shall be in writing and shall be mailed, sent or delivered in accordance with the Restructuring Agreement.

         15. Cumulative Remedies. No remedy under this Guaranty, under the Note, or any other Note Document is intended to be exclusive of any other remedy, but each and every remedy shall be cumulative and in addition to any and every other remedy given under this Guaranty, under the Note, or any other Note Document, and those provided by law. No delay or omission by Lender to exercise any right under this Guaranty shall impair any such right nor be construed to be a waiver thereof. No failure on the part of Lender to exercise, and no delay in exercising, any right under this Guaranty shall operate as a waiver thereof; nor shall any single or partial exercise of any right under this Guaranty preclude any other or further exercise thereof or the exercise of any other right.

         16. Severability of Provisions. Any provision of this Guaranty which is prohibited or unenforceable under applicable law shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

         17. Entire Agreement; Amendments. This Guaranty constitutes the entire agreement between Guarantor and Lender pertaining to the subject matter contained herein. This Guaranty may not be altered, amended, or modified, nor may any provision hereof be waived or noncompliance therewith consented to, except by means of a writing executed by Guarantor and Lender. Any such alteration, amendment, modification, waiver, or consent shall be effective only to the extent specified therein and for the specific purpose for which given. No course of dealing and no delay or waiver of any right or default under this Guaranty shall be deemed a waiver of any other, similar or dissimilar, right or default or otherwise prejudice the rights and remedies hereunder.

         18. Successors and Assigns. This Guaranty shall be binding upon Guarantor and its successors and assigns and shall inure to the benefit of the successors and assigns of Lender; provided, however, Guarantor shall not assign this Guaranty or delegate any of its duties hereunder without Lender's prior written consent and any unconsented to assignment shall be absolutely void. In the event of any assignment or other transfer of rights by Lender, the rights and benefits herein conferred upon Lender shall automatically extend to and be vested in such assignee or other transferee.

         19. No Third Party Beneficiary. This Guaranty is solely for the benefit of Lender and each of its successors and assigns and may not be relied on by any other Person.

         20.      CHOICE OF LAW; JURY TRIAL WAIVER

                  THE VALIDITY OF THIS GUARANTY, ITS CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS

                  GUARANTOR AND LENDER EACH HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS GUARANTY OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. GUARANTOR AND LENDER REPRESENT THAT EACH SUCH PARTY HAS REVIEWED THIS WAIVER AND EACH SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS GUARANTY MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

         21. Agreement to be Bound. Guarantor hereby agrees to be bound by each and all of the terms and provisions of the Restructuring Agreement. Without limiting the generality of the foregoing, by its execution and delivery of this Guaranty, Guarantor hereby: (a) makes to Lender each of the representations and warranties set forth in the Restructuring Agreement applicable to Guarantor, and such representations and warranties are incorporated herein by this reference, mutatis mutandis; and
                  (b) agrees and covenants for the benefit of Lender (i) to do, or cause to be done, each of the things set forth in the Restructuring Agreement that it is obligated to do thereunder (or that Borrower or SI agrees and covenants to cause it or its Subsidiaries to do), and (ii) to not do each of the things set forth in the Restructuring Agreement that it covenants to not do or permit its Subsidiaries to do (or that Borrower or SI agrees and covenants to cause it or its Subsidiaries not to
                  do), and in each case and such agreements and covenants are incorporated herein by this reference, mutatis mutandis.

                           [Signature page to follow]

                  IN WITNESS WHEREOF, the undersigned has executed and delivered this Guaranty as of the date first written above.

                                           SCHLOTZSKY'S FRANCHISOR, LLC,
                                           a Delaware limited liability company

                                           By: /s/ JEFFREY J. WOOLEY
                                               ---------------------------------
                                           Name: Jeffrey J. Wooley
                                           Title: Senior Vice President

                          [SIGNATURE PAGE TO GUARANTY]

                                       S-1